Commitments and Contractual Obligations	12 Months Ended
Dec. 31, 2019
Disclosure of contingent liabilities [abstract]
Commitments and Contractual Obligations
25. Commitments and Contractual Obligations
The Company’s commitments and contractual obligations at December 31, 2019, include:

	2020	2021	2022	2023	2024 and later	Total

Debt(1)	$66,667	$66,667	$66,666	$—	$300,000	$500,000
Purchase obligations	31,883	431	421	137	137	33,009
Leases	10,673	10,075	4,677	1,944	2,310	29,679
Mineral properties	5,387	5,433	5,443	5,443	18,599	40,305
Asset retirement obligations	1,783	6,113	4,319	59	101,626	113,900
	$116,393	$88,719	$81,526	$7,583	$422,672	$716,893

(1)	Does not include interest on debt.

Debt obligations represent required repayments of principal for the senior secured notes and term loan. Purchase obligations relate primarily to mine development expenditures at Olympias and mine operating costs at Kisladag. Upon adoption of IFRS 16, leases for various assets including equipment, offices and properties that had previously been classified as operating or financing leases under IAS 17 have been combined into a single classification line above. Mineral properties refer to arrangements for the use of land that grant the Company the right to explore, develop, produce or otherwise use the mineral resources contained in that land. The table does not include interest on debt.
As at December 31, 2019, Hellas Gold had entered into off-take agreements pursuant to which Hellas Gold agreed to sell a total of 17,000 dry metric tonnes of zinc concentrate, 2,750 dry metric tonnes of lead/silver concentrate, and 96,000 dry metric tonnes of gold concentrate, during the year ended December 31, 2020.
As at December 31, 2019, Tuprag Metal Madencilik Sanayi Ve Ticaret A.S. (“Tuprag”) had entered into off-take agreements pursuant to which Tuprag agreed to sell a total of 61,000 dry metric tonnes of gold concentrate through the year ending December 31, 2020.
In April 2007, Hellas Gold agreed to sell to Silver Wheaton (Caymans) Ltd., a subsidiary of Wheaton Precious Metals (“Wheaton Precious Metals”) all of the payable silver contained in lead concentrate produced within an area of approximately seven square kilometers around Stratoni. The sale was made in consideration of a prepayment to Hellas Gold of $57.5 million in cash, plus a fixed price per ounce of payable silver to be delivered based on the lesser of $3.90 and the prevailing market price per ounce, adjusted higher by 1% every year. The agreement was amended in October 2015 to provide for increases in the fixed price paid by Wheaton Precious Metals upon completion of certain expansion drilling milestones. 20,000 meters of expansion drilling was reached during the second quarter of 2019 and in accordance with the terms of the agreement, the fixed price has been adjusted by an additional $2.50 per ounce. Accordingly, the fixed price as of July 1, 2019 is equal to $9.27 per ounce.